EFFECTIVE AUGUST 23RD, 2004

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported): May 2, 2005



                              POSSIS MEDICAL, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)



           Minnesota                 0-944                 41-0783184
--------------------------------------------------------------------------------
  (State or other jurisdiction    (Commission            (I.R.S. Employer
       of incorporation)          file number)          Identification No.)



           9055 Evergreen Boulevard, N.W., Minneapolis, MN 55433-8003
           ----------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (763) 780-4555
                                                           --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 - Regulation FD Disclosure

On May 2, 2005, the Company issued a press release announcing FDA clearance for Possis Medical, Inc.'s new DVX(TM) 6 French peripheral AngioJet(R) Catheter.

A copy of the press release is furnished herewith as Exhibit 99.1.


Item 9.01  Financial Statements and Exhibits

     [c]   Exhibits.

               99.1 Press Release, dated May 2, 2005, issued by Possis Medical, Inc.






                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: May 2, 2005
                                           POSSIS MEDICAL, INC.



                                           By: /s/ Eapen Chacko
                                               ---------------------------------
                                               Eapen Chacko
                                               Vice President, Finance

                                  EXHIBIT INDEX


   Exhibit No.             Description
   -----------             -----------

      99.1                 Press Release, dated May 2, 2005, issued by Possis
                           Medical, Inc.